Exhibit EX-10.34
                                                             10-QSB  03-31-97
                                                                  Page 1 of 2


                                  AMENDMENT TO
                                 LOAN AGREEMENT

                                  Amendment #2
                                February 14, 1997


The LOAN AGREEMENT dated October 1, 1996 (the "Agreement"), between Concord Growth Corporation, a California Corporation, and Source Scientific, Inc.; Alton Instruments Corporation; and, Source Scientific Systems, Inc., (jointly and severally as co-borrowers, may hereinafter be referred to individually, or collectively as, "Borrower"), are hereby amended in the specific section(s) as follows:



1.1(a) Loans.                  Notwithstanding the terms and conditions therein,
                               the Advance Rate shall be seventy percent (70%).

1.3 Accommodations.            Borrower  confirms  that the  Accommodation  Note
                               dated October 1, 1996 is hereby terminated and no further advances shall be made pursuant to said Note.

2.2 Interest.                  Notwithstanding  the  terms and  conditions  con-
                               tained  therein,  the   Interest  Rate  shall  be
                               prime plus five percent (5%).

2.5 Monthly Minimum Fee.       Notwithstanding  the terms and  conditions  cont-
                               ained therein, the Monthly Minimum Fee shall be two thousand five hundred dollars ($2,500), as of 2/1/97.

2.6. Early Termination Fee.    In the event  the  Obligations  are  paid in full
                               prior to April 30, 1997 as agreed below, Len-der shall waive the Early Termination Fee.

8.2. Effectiveness:  Term      Notwithstanding the terms and conditions contain-
                               ed therein, the Obligations shall be due and payable no later than the end of the business day on April 30, 1997.

The Amendment affects only the above listed Section(s) of the Agreement and all other provisions of the Agreement shall remain unchanged and in force as written or thereafter amended in writing.

                    (signatures appear on the following page)

                                                              Exhibit EX-10.34
                                                              10-QSB  03-31-97
                                                                   Page 2 of 2
This Amendment shall become effective when it is accepted and executed by an authorized officer of Lender.

AGREED:

CO-BORROWER:

         Source Scientific, Inc.

         BY:  /S/ RICHARD A. SULLIVAN

         Richard A. Sullivan, President and CEO
                    (PRINT NAME AND TITLE)

         DATE:  2/19/97

CO-BORROWER:

         Alton Instruments Corporation

         BY:  /S/ RICHARD A. SULLIVAN

         Richard A. Sullivan, President and CEO
                    (PRINT NAME AND TITLE)

         DATE:  2/19/97

CO-BORROWER:

         Source Scientific Systems, Inc.

         BY:  /S/ RICHARD A. SULLIVAN

         Richard A. Sullivan, President and CEO
                    (PRINT NAME AND TITLE)

         DATE:  2/19/97

ACCEPTED:

LENDER:

         CONCORD GROWTH CORPORATION

         BY:________________________________

               --------------------------------
                 (PRINT NAME AND TITLE)

         DATE:_____________________________